UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2018

FAMOUS DAVE’S OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-21625	41-1782300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) (Zip Code)

12701 Whitewater Drive, Suite 190, Minnetonka, MN 55343

(952) 294-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)Election of Director

Effective October 4, 2018, the Board of Directors (the “Board”) of Famous Dave’s of America, Inc. (the “Company”) appointed David Kanen to serve as a director of the Company to fill a vacancy.

Mr. Kanen, age 52, has served as the Managing Member of Kanen Wealth Management, LLC, a registered investment advisor, since 2016 and as President and Portfolio Manager of Philotimo Fund, LP, a hedge fund focused on small-cap value and activism, since December 2016.  From 2012 to 2016, Mr. Kanen was an independent advisor at Aegis Capital, Inc.  Prior to that he worked as a retail and institutional financial advisor for various investment firms, including A.G. Edwards & Sons, Inc. from 1992 to 2004.  Mr. Kanen holds a Bachelor of Science in Marketing from Jacksonville University.

There are no arrangements or understandings between Mr. Kanen and any other person pursuant to which he was selected as a director and there are no transactions that require disclosure under Item 404(a) of Regulation S-K.  At this time, Mr. Kanen has not been appointed to any committees of the Board; however upon such appointment the Company will file a Current Report on Form 8-K/A to disclose such a fact.

Item 8.01.Other Events.

On October 5, 2018, the Company executed a settlement agreement with all parties in the case captioned Famous Dave’s of America, Inc. v. SR El Centro FD, Inc., et al., Case No.: BC 589329.  Pursuant to the settlement agreement, all claims in the litigation shall be dismissed with prejudice. The Company agreed to pay $75,000 towards a prior franchisee’s legal fees upon the completion of the de-imaging of all but one of the prior franchisee’s Famous Dave’s restaurants at issue in the case.  The assets and franchise rights of the remaining restaurant will be transferred to a separate existing franchisee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMOUS DAVE’S OF AMERICA, INC.

Date: October 10, 2018	By:	/s/ Paul M. Malazita
Name: Paul M. Malazita
Title: Interim Chief Financial Officer and Secretary